SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2014 (August 28, 2014)

TRULI MEDIA GROUP, INC.

(Exact name of registrant as specified in Charter)

Oklahoma	000-53641	26-3090646
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

115 Chalette Drive

Beverly Hills, CA 90210

 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 274-0224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04   Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In August, October and November of 2013, the Truli Media Group, Inc. (“Company”) issued an aggregate of $117,500 of the Company’s 8% convertible promissory notes (“Notes”). On August 28, 2014, Company received a notice of default from certain Note holders as a result of the Company’s failure to make certain payments under the Notes. As a result of the default, the Company currently owes an aggregate of $153,203 in principal, interest, and penalties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2014

TRULI MEDIA GROUP, Inc.

By:	/s/ Michael Jay Solomon
Michael Jay Solomon Chief Executive Officer